As filed with the Securities and Exchange Commission on November 14, 2011.

Registration No. 333-175597

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 4

TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CDW CORPORATION*

(Exact name of registrant as specified in its charter)

Delaware	5961	26-0273989
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue

Vernon Hills, Illinois 60061

Telephone: (847) 465-6000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Christine A. Leahy

Senior Vice President, General Counsel and Corporate Secretary

CDW Corporation

200 N. Milwaukee Avenue

Vernon Hills, Illinois 60061

Telephone: (847) 465-6000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

James S. Rowe

Kirkland & Ellis LLP

300 N. LaSalle

Chicago, Illinois 60654

Telephone: (312) 862-2000

*	The co-registrants listed on the next page are also included in this Form S-4 Registration Statement as additional registrants.

Approximate date of commencement of proposed sale of the securities to the public: Each exchange will occur as soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act (Check one):

Large accelerated filer	☐		Accelerated filer	☐

Non-accelerated filer	☒	(Do not check if a smaller reporting company)	Smaller reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)	☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee (1)
8.0% Senior Secured Notes due 2018, Series B	$ 500,000,000	100%	$ 500,000,000	$ 58,050.00(2)
8.5% Senior Notes due 2019, Series B	$1,175,000,000	100%	$1,175,000,000	$136,417.50(2)
Guarantees on 8.0% Senior Secured Notes due 2018, Series B	$ 500,000,000	—	—	(3)
Guarantees on 8.5% Senior Notes due 2019, Series B	$1,175,000,000	—	—	(3)

(1)	Previously paid.
(2)	Calculated in accordance with Rule 457 under the Securities Act of 1933, as amended.
(3)	Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby.

The registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Exact Name of Additional Registrants*	Primary Standard Industrial Classification Number	Jurisdiction of Formation	I.R.S. Employer Identification No.
CDW LLC	5961	Illinois	36-3310735
CDW Finance Corporation	5961	Delaware	90-0600013
CDW Technologies, Inc.	5961	Wisconsin	39-1768725
CDW Direct, LLC	5961	Illinois	36-4530079
CDW Government LLC	5961	Illinois	36-4230110
CDW Logistics, Inc.	5961	Illinois	38-3679518

*	The address for each of the additional registrants is CDW Corporation, 200 N. Milwaukee Avenue, Vernon Hills, Illinois 60061. The name, address and telephone number of the agent for service for each of the additional registrants is Christine A. Leahy, Senior Vice President, General Counsel and Corporate Secretary of CDW Corporation, 200 N. Milwaukee Avenue, Vernon Hills, Illinois 60061, telephone: (847) 465-6000.

EXPLANATORY NOTE

This Amendment No. 4 to the Registration Statement on Form S-4 is filed for the sole purpose of submitting the XBRL exhibits that were inadvertently omitted from Amendment No. 3 to the Registration Statement on Form S-4 filed on November 14, 2011 due to printer error.

PART II: INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Delaware

Parent and CDW Finance Corporation are each incorporated under the laws of the State of Delaware.

Section 145 (“Section 145”) of the Delaware General Corporation Law, as the same exists or may hereafter be amended (the “DGCL”), provides that a Delaware corporation may indemnify any persons who were, are or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was illegal. A Delaware corporation may indemnify any persons who are, were or are threatened to be made, a party to any threatened, pending or completed action or suit by or in the right of the corporation by reasons of the fact that such person was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests, provided that no indemnification is permitted without judicial approval if the officer, director, employee or agent is adjudged to be liable to the corporation. Where an officer, director, employee or agent is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director has actually and reasonably incurred.

Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 145.

Parent’s Fourth Amended and Restated Certificate of Incorporation and CDW Finance Corporation’s Certificate of Incorporation limit, to the maximum extent permitted by Delaware law, the personal liability of directors for monetary damages for breach of their fiduciary duties as a director. Parent’s Amended and Restated By-laws and CDW Finance Corporation’s By-laws provide that directors, officers and employees will be indemnified to the fullest extent authorized by the DGCL with respect to actions, suits or proceedings. Parent’s Amended and Restated By-laws and CDW Finance Corporation’s By-laws require the Parent or CDW Finance Corporation, as applicable, to pay all expenses incurred by a director, officer or employee in defending any such proceeding.

Illinois

CDW LLC, CDW Direct, LLC, CDW Government LLC and CDW Logistics, Inc. are each formed or incorporated under the laws of the State of Illinois.

Section 15-7 of the Illinois Limited Liability Company Act (“ILLCA”) authorizes a limited liability company to indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property.

Section 8.75 of the Illinois Business Corporation Act of 1983, as amended (the “IBCA”), provides for a limitation of director liability. Under Section 8.75 of the IBCA, directors and officers may be indemnified by the registrant against all expenses incurred in connection with actions (including, under certain circumstances, derivative actions) brought against such director or officer by reason of his or her status as our representative, or by reason of the fact that such director or officer serves or served as a representative of another entity at our request, so long as the director or officer acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, our best interests.

The Limited Liability Company Agreement of each of CDW LLC, CDW Direct, LLC and CDW Government LLC provide for indemnification of all current and former managers and officers to the fullest extent of the ILLCA.

The articles of incorporation of CDW Logistics, Inc. provide for indemnification of all current and former directors and officers to the fullest extent of the IBCA.

Wisconsin

CDW Technologies, Inc. is incorporated under the laws of the State of Wisconsin.

Section 180.0851(1) of the Wisconsin Business Corporation Law (the “WBCL”) provides that a corporation shall indemnify a director or officer, to the extent that he or she has been successful on the merits or otherwise in the defense of a proceeding, for all reasonable expenses incurred in the proceeding if the director or officer was a party because he or she is a director or officer of the corporation. Section 180.0851(2)(a) provides that in cases not included under subsection (1), a corporation shall indemnify a director or officer against liability incurred by the director or officer in a proceeding to which the director or officer was a party because he or she is a director or officer of the corporation, unless liability was incurred because the director or officer breached or failed to perform a duty that he or she owes to the corporation and the breach or failure to perform constitutes any of the following: (i) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director or officer has a material conflict of interest; (ii) a violation of the criminal law, unless the director or officer had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful; (iii) a transaction from which the director or officer derived an improper personal profit; or (iv) willful misconduct. Section 180.0858 provides that the indemnification provided does not preclude any additional right to indemnification that a director or officer may have under the articles of incorporation or bylaws of the corporation, a written agreement with the corporation, a resolution of the board of directors or by a majority vote of shares issued and outstanding after notice.

The articles of incorporation for CDW Technologies, Inc. provides for indemnification of all current and former directors and officers to the fullest extent of the WBCL.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

Exhibits.

The attached Exhibit Index is incorporated herein by reference.

Financial Statement Schedules.

The following financial statement schedule is included herein at page F-43 of this Registration Statement:

•	Schedule II—Valuation and Qualifying Accounts

All other schedules for which provision is made in the applicable accounting regulations of the SEC are not required under the related instructions, are inapplicable or not material, or the information called for thereby is otherwise included in the financial statements and therefore has been omitted.

ITEM 22. UNDERTAKINGS.

(a)	Each of the undersigned hereby undertakes:

(i)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(A)	To include any prospectus required by Section 10(a)(3) of the Securities Act;

(B)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the change in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.;

(C)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(ii)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(iii)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b)	That, for the purpose of determining liability under the Securities Act to any purchaser, if the registrants are subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(c)	That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(d)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of such registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(e)	Each of the undersigned hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the date of the registration statement through the date of responding to the request.

(f)	Each of the undersigned hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, CDW Corporation, a Delaware corporation, has duly caused this Amendment No. 4 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vernon Hills, State of Illinois, on November 14, 2011.

CDW CORPORATION

By:	/S/ ROBERT J. WELYKI

Name:	Robert J. Welyki
Title:	Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated on November 14, 2011.

	Signature	Title

	*	President and Chief Executive Officer (principal executive officer) and Director
Thomas E. Richards

	*	Senior Vice President and Chief Financial Officer (principal financial officer)
Ann E. Ziegler

	*	Vice President and Controller (principal accounting officer)
Virginia L. Seggerman

	*	Director
Michael J. Dominguez

	*	Director
Paul J. Finnegan

*By:	/s/ ROBERT J. WELYKI
Robert J. Welyki, as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, CDW LLC, an Illinois limited liability company, has duly caused this Amendment No. 4 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vernon Hills, State of Illinois, on November 14, 2011.

CDW LLC

By:	/S/ ROBERT J. WELYKI

Name:	Robert J. Welyki
Title:	Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated on November 14, 2011.

Signature	Title

* Thomas E. Richards	President and Chief Executive Officer (principal executive officer) and Manager

* Ann E. Ziegler	Senior Vice President and Chief Financial Officer (principal financial officer)

* Virginia L. Seggerman	Vice President and Controller (principal accounting officer)

* Steven W. Alesio	Manager

* Barry K. Allen	Manager

* Benjamin D. Chereskin	Manager

* Glenn M. Creamer	Manager

* Michael J. Dominguez		Manager

* John A. Edwardson		Chairman and Manager

* Paul J. Finnegan		Manager

* Robin P. Selati		Manager

* Donna F. Zarcone		Manager

*By:	/s/ ROBERT J. WELYKI Robert J. Welyki, as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, CDW Finance Corporation, a Delaware corporation, has duly caused this Amendment No. 4 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vernon Hills, State of Illinois, on November 14, 2011.

CDW FINANCE CORPORATION

By:	/S/ ROBERT J. WELYKI

Name:	Robert J. Welyki
Title:	Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated on November 14, 2011.

Signature		Title

* Thomas E. Richards		President and Chief Executive Officer (principal executive officer) and Director

* Ann E. Ziegler		Senior Vice President and Chief Financial Officer (principal financial officer)

* Virginia L. Seggerman		Vice President and Controller (principal accounting officer)

* Michael J. Dominguez		Director

* Paul J. Finnegan		Director

*By:	/s/ ROBERT J. WELYKI Robert J. Welyki, as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, CDW Technologies, Inc., a Wisconsin corporation, has duly caused this Amendment No. 4 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vernon Hills, State of Illinois, on November 14, 2011.

CDW TECHNOLOGIES, INC.

By:	/S/ ROBERT J. WELYKI

Name:	Robert J. Welyki
Title:	Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated on November 14, 2011.

Signature		Title

* Thomas E. Richards		President and Chief Executive Officer (principal executive officer) and Director

* Ann E. Ziegler		Senior Vice President and Chief Financial Officer (principal financial officer) and Director

* Virginia L. Seggerman		Vice President and Controller (principal accounting officer)

*By:	/s/ ROBERT J. WELYKI Robert J. Welyki, as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, CDW Direct, LLC, an Illinois limited liability company, has duly caused this Amendment No. 4 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vernon Hills, State of Illinois, on November 14, 2011.

CDW DIRECT, LLC

By:	/S/ ROBERT J. WELYKI

Name:	Robert J. Welyki
Title:	Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated on November 14, 2011.

Signature		Title

* Thomas E. Richards		President and Chief Executive Officer (principal executive officer)

* Ann E. Ziegler		Senior Vice President and Chief Financial Officer (principal financial officer)

* Virginia L. Seggerman		Vice President and Controller (principal accounting officer)

*By:	/s/ ROBERT J. WELYKI Robert J. Welyki, as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, CDW Government LLC, an Illinois limited liability company, has duly caused this Amendment No. 4 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vernon Hills, State of Illinois, on November 14, 2011.

CDW GOVERNMENT LLC

By:	/S/ ROBERT J. WELYKI

Name:	Robert J. Welyki
Title:	Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated on November 14, 2011.

Signature		Title

* Thomas E. Richards		Chairman and Chief Executive Officer (principal executive officer) and Manager

* Ann E. Ziegler		Senior Vice President and Chief Financial Officer (principal financial officer) and Manager

* Virginia L. Seggerman		Vice President and Controller (principal accounting officer)

* Christina V. Rother		Manager

*By:	/s/ ROBERT J. WELYKI Robert J. Welyki, as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, CDW Logistics, Inc., an Illinois corporation, has duly caused this Amendment No. 4 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vernon Hills, State of Illinois, on November 14, 2011.

CDW LOGISTICS, INC.

By:	/S/ ROBERT J. WELYKI
Name:	Robert J. Welyki
Title:	Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated on November 14, 2011.

Signature		Title

* Jonathan J. Stevens		President (principal executive officer) and Director

* Ann E. Ziegler		Senior Vice President and Chief Financial Officer (principal financial officer) and Director

* Virginia L. Seggerman		Vice President and Controller (principal accounting officer)

* Thomas E. Richards		Director

*By:	/S/ ROBERT J. WELYKI Robert J. Welyki, as Attorney in Fact

EXHIBIT INDEX

Exhibit Number	Description

3.1	Fourth Amended and Restated Certificate of Incorporation of CDW Corporation, previously filed as Exhibit 3.1 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

3.2	Amended and Restated By-Laws of CDW Corporation, previously filed as Exhibit 3.2 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

3.3	Articles of Organization of CDW LLC, previously filed as Exhibit 3.3 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

3.4	Amended and Restated Limited Liability Company Agreement of CDW LLC, previously filed as Exhibit 3.4 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

3.5	Certificate of Incorporation of CDW Finance Corporation, previously filed as Exhibit 3.5 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

3.6	By-Laws of CDW Finance Corporation, previously filed as Exhibit 3.6 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

3.7	Amended and Restated Articles of Incorporation of CDW Technologies, Inc., previously filed as Exhibit 3.7 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

3.8	Amended and Restated By-Laws of CDW Technologies, Inc., previously filed as Exhibit 3.8 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

3.9	Articles of Organization of CDW Direct, LLC, previously filed as Exhibit 3.9 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

3.10	Amended and Restated Limited Liability Company Agreement of CDW Direct, LLC, previously filed as Exhibit 3.10 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

3.11	Articles of Organization of CDW Government LLC, previously filed as Exhibit 3.11 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

3.12	Amended and Restated Limited Liability Company Agreement of CDW Government LLC, previously filed as Exhibit 3.12 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

3.13	Articles of Incorporation of CDW Logistics, Inc., previously filed as Exhibit 3.13 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

3.14	By-Laws of CDW Logistics, Inc., previously filed as Exhibit 3.14 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

4.1	Senior Secured Note Indenture, dated as of December 17, 2010, by and among CDW LLC, CDW Finance Corporation, the guarantors party thereto and U.S. Bank National Association as trustee, previously filed as Exhibit 4.1 with CDW Corporation’s Form 8-K filed on December 21, 2010 and incorporated herein by reference.

4.2	Senior Secured Note Supplemental Indenture, dated as of March 29, 2011, by and among CDW LLC, CDW Finance Corporation, the guarantors party thereto and U.S. Bank National Association as trustee, previously filed as Exhibit 4.1 with CDW Corporation’s Form 8-K filed on March 30, 2011 and incorporated herein by reference.

4.3	Form of Senior Secured Note (included as Exhibit A to Exhibit 4.1), previously filed as Exhibit 4.2 with CDW Corporation’s Form 8-K filed on December 21, 2010 and incorporated herein by reference.

4.4	Senior Note Indenture, dated as of April 13, 2011, between CDW Escrow Corporation and U.S. Bank National Association as trustee, previously filed as Exhibit 4.1 with CDW Corporation’s Form 8-K filed on April 14, 2011 and incorporated herein by reference.

4.5	Senior Note Supplemental Indenture, dated as of April 13, 2011, by and among CDW LLC, CDW Finance Corporation, the guarantors party thereto and U.S. Bank National Association as trustee, previously filed as Exhibit 4.2 with CDW Corporation’s Form 8-K filed on April 14, 2011 and incorporated herein by reference.

4.6	Second Senior Note Supplemental Indenture, dated as of May 20, 2011, by and among CDW LLC, CDW Finance Corporation, CDW Escrow Corporation, the guarantors party thereto and U.S. Bank National Association as Trustee, previously filed as Exhibit 4.1 with CDW Corporation’s Form 8-K filed on May 23, 2011 and incorporated herein by reference.

4.7	Form of Senior Note (included as Exhibit A to Exhibit 4.4), previously filed as Exhibit 4.3 with CDW Corporation’s Form 8-K filed on April 14, 2011 and incorporated herein by reference.

4.8	Senior Secured Notes Registration Rights Agreement, dated as of December 17, 2010, by and among CDW LLC, CDW Finance Corporation, the guarantors party thereto and J.P. Morgan Securities LLC as representative of the initial purchasers thereto, previously filed as Exhibit 4.3 with CDW Corporation’s Form 8-K filed on December 21, 2010 and incorporated herein by reference.

4.9	Senior Notes Registration Rights Agreement, dated as of April 13, 2011, by and among CDW LLC, CDW Finance Corporation, the guarantors party thereto and J.P. Morgan Securities LLC as representative of the initial purchasers thereto, previously filed as Exhibit 4.4 with CDW Corporation’s Form 8-K filed on April 14, 2011 and incorporated herein by reference.

4.10	Add-On Senior Notes Registration Rights Agreement, dated as of May 20, 2011, by and among CDW LLC, CDW Finance Corporation, the guarantors party thereto and J.P. Morgan Securities LLC as initial purchaser, previously filed as Exhibit 4.4 with CDW Corporation’s Form 8-K filed on May 23, 2011 and incorporated herein by reference.

5.1	Opinion of Kirkland & Ellis LLP, previously filed as Exhibit 5.1 with CDW Corporation’s Amendment No. 1 to Form S-4 filed on September 26, 2011 (Reg. No. 333-175597) and incorporated herein by reference.

5.2	Opinion of Foley & Lardner LLP, previously filed as Exhibit 5.2 with CDW Corporation’s Amendment No. 2 to Form S-4 filed on October 26, 2011 (Reg. No. 333-175597) and incorporated herein by reference.

10.1	Revolving Loan Credit Agreement, dated as of June 24, 2011, by and among CDW LLC, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, GE Commercial Distribution Finance Corporation, as floorplan funding agent, and the joint lead arrangers, joint bookrunners, co-collateral agents and other agents party thereto, previously filed as Exhibit 10.1 with CDW Corporation’s Amendment No. 1 to Form S-4 filed on September 26, 2011 (Reg. No. 333-175597) and incorporated herein by reference.

10.2	Term Loan Agreement, dated as of October 12, 2007 and amended and restated March 12, 2008, by and among VH MergerSub, Inc., CDW Corporation, the lenders party thereto, Lehman Commercial Paper Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., Morgan Stanley Senior Funding, Inc., Deutsche Bank Securities Inc. and JPMorgan Chase Bank, N.A, previously filed as Exhibit 10.2 with CDW Corporation’s Amendment No. 1 to Form S-4 filed on September 26, 2011 (Reg. No. 333-175597) and incorporated herein by reference.

10.3	Amendment No. 1 to the Term Loan Agreement, dated as of November 4, 2009 previously filed as Exhibit 10.4 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.4	Amendment No. 2 to the Term Loan Agreement, dated as of December 2, 2010, previously filed as Exhibit 10.1 with CDW Corporation’s Form 8-K filed on December 7, 2010 and incorporated herein by reference.

10.5	Amendment No. 3 to the Term Loan Agreement, dated as of March 11, 2011, previously filed as Exhibit 10.1 with CDW Corporation’s Form 8-K filed on March 11, 2011 and incorporated herein by reference.

10.6	Guarantee and Collateral Agreement, dated as of October 12, 2007, as amended and restated December 17, 2010, among CDW LLC, the Guarantors and Morgan Stanley & Co. Incorporated, in its capacity as collateral agent, previously filed as Exhibit 10.6 with CDW Corporation’s Amendment No. 1 to Form S-4 filed on September 26, 2011 (Reg. No. 333-175597) and incorporated herein by reference.

10.7	Management Services Agreement, dated as of October 12, 2007, by and between CDW Corporation, Madison Dearborn Partners V-B, L.P. and Providence Equity Partners L.L.C., previously filed as Exhibit 10.9 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.8	Registration Agreement, dated as of October 12, 2007, by and among VH Holdings, Inc. CDW Holdings LLC, Madison Dearborn Capital Partners V-A, L.P., Madison Dearborn Capital Partners V-C, L.P., Madison Dearborn Partners V Executive-A, L.P., Providence Equity Partners VI L.P., Providence Equity Partners VI-A L.P., and the other securityholders party thereto, previously filed as Exhibit 10.10 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.9	CDW Holdings LLC 2007 Incentive Equity Plan, adopted as of October 12, 2007, previously filed as Exhibit 10.11 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.10	Form of CDW Holdings LLC (Executive) Class A Common Unit Purchase and Exchange Agreement under the CDW Holdings LLC 2007 Incentive Equity Plan (executed by John A. Edwardson, Dennis G. Berger, Douglas E. Eckrote, Christine A. Leahy, Jonathan J. Stevens and Ann E. Ziegler and to be used for future investors), previously filed as Exhibit 10.12 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.11	Form of CDW Holdings LLC (Management) Class A Common Unit Purchase and Exchange Agreement under the CDW Holdings LLC 2007 Incentive Equity Plan (executed by Christina V. Rother and Matthew A. Troka and to be used for future investors), previously filed as Exhibit 10.13 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.12	Form of CDW Holdings LLC (Executive) Class B Common Unit Grant Agreement under the CDW Holdings LLC 2007 Incentive Equity Plan (executed by John A. Edwardson, Dennis G. Berger, Douglas E. Eckrote, Christine A. Leahy, Thomas E. Richards, Jonathan J. Stevens and Ann E. Ziegler and to be used for future grantees), previously filed as Exhibit 10.14 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.13	Form of CDW Holdings LLC (Management) Class B Common Unit Grant Agreement under the CDW Holdings LLC 2007 Incentive Equity Plan (executed by Christina V. Rother and Matthew A. Troka and to be used for future grantees), previously filed as Exhibit 10.15 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.14	Form of CDW Holdings LLC (Executive) Deferred Unit Purchase Agreement (executed by Dennis G. Berger, Douglas E. Eckrote and Christine A. Leahy and to be used for future investors), previously filed as Exhibit 10.16 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.15	Form of CDW Holdings LLC (Management) Deferred Unit Purchase Agreement (executed by Matthew A. Troka and to be used for future investors), previously filed as Exhibit 10.17 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.16	Form of Compensation Protection Agreement, effective as of January 1, 2010 (executed by John A. Edwardson, Dennis G. Berger, Douglas E. Eckrote, Christine A. Leahy, Thomas E. Richards, Jonathan J. Stevens and Ann E. Ziegler and to be used for certain future executives), previously filed as Exhibit 10.18 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.17	CDW Compensation Protection Plan, adopted as of December 10, 2002 and amended and restated effective as of January 1, 2009 (applicable to Christina V. Rother and Matthew A. Troka and to be used for future plan participants, previously filed as Exhibit 10.19 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.18	Form of Noncompetition Agreement, effective as of January 1, 2010, under the Compensation Protection Agreement (executed by Dennis G. Berger, Douglas E. Eckrote, Christine A. Leahy, Thomas E. Richards, Jonathan J. Stevens and Ann E. Ziegler and to be used for certain future executives), previously filed as Exhibit 10.20 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.19	Form of Noncompetition Agreement, effective as of January 1, 2010, under the CDW Compensation Protection Plan (executed by Christina V. Rother and Matthew A. Troka and to be used for future plan participants), previously filed as Exhibit 10.21 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.20	CDW Restricted Debt Unit Plan, adopted as of March 10, 2010, previously filed as Exhibit 10.22 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.21	Form of CDW (Executive) Restricted Debt Unit Grant Notice and Agreement, effective as of March 10, 2010 (executed by Dennis G. Berger, Douglas E. Eckrote, Christine A. Leahy, Thomas E. Richards, Jonathan J. Stevens and Ann E. Ziegler and to be used for future grantees), previously filed as Exhibit 10.23 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.22	Form of CDW (Management) Restricted Debt Unit Grant Notice and Agreement, effective as of March 10, 2010 (executed by Christina V. Rother and Matthew A. Troka and to be used for future grantees), previously filed as Exhibit 10.24 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.23	Senior Management Incentive Plan, as amended and restated effective November 12, 2010, previously filed as Exhibit 10.1 with CDW Corporation’s Form 8-K filed on November 15, 2010 and incorporated herein by reference.

10.24	Employment Agreement dated as of October 12, 2007 by and between CDW Corporation and John A. Edwardson, previously filed as Exhibit 10.26 with CDW Corporation’s Amendment No. 1 to Form S-4 filed on October 18, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.25	First Amendment to the Employment Agreement by and between CDW Corporation and John A. Edwardson dated as of January 1, 2009, previously filed as Exhibit 10.27 with CDW Corporation’s Amendment No. 1 to Form S-4 filed on October 18, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.26	Addendum to Compensation Protection Agreement dated as of March 10, 2010 by and between CDW LLC and Thomas E. Richards, previously filed as Exhibit 10.28 with CDW Corporation’s Amendment No. 1 to Form S-4 filed on October 18, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.27	Amended and Restated Employment Agreement, dated as of June 30, 2011, by and between CDW LLC and John A. Edwardson, previously filed as Exhibit 10.3 with CDW Corporation’s Form 8-K filed on July 1, 2011 and incorporated herein by reference.

10.28	Class B Grant Agreement Modification Letter, dated as of June 30, 2011, by and among, CDW Holdings LLC, John A. Edwardson, Madison Dearborn Capital Partners V-A, L.P., Madison Dearborn Capital Partners V-C, L.P., Madison Dearborn Capital Partners V Executive-A, L.P., Providence Equity Partners VI, L.P. and Providence Equity Partners VI-A, L.P., previously filed as Exhibit 10.3 with CDW Corporation’s Form 8-K filed on July 1, 2011 and incorporated herein by reference.

10.29	Amended and Restated Compensation Protection Agreement, dated as of June 30, 2011, by and between CDW LLC and Thomas E. Richards, previously filed as Exhibit 10.3 with CDW Corporation’s Form 8-K filed on July 1, 2011 and incorporated herein by reference.

12.1	Computation of ratio of earnings to fixed charges, previously filed as Exhibit 12.1 with CDW Corporation’s Amendment No. 1 to Form S-4 filed on September 26, 2011 (Reg. No. 333-175597) and incorporated herein by reference.

16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP dated as of June 28, 2011, previously filed as Exhibit 16.1 with CDW Corporation’s Form 8-K filed on June 28, 2011 and incorporated herein by reference.

21.1	List of subsidiaries, previously filed as Exhibit 21.1 with CDW Corporation’s Form S-4 filed on July 15, 2011 (Reg. No. 333-175597) and incorporated herein by reference.

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

23.2	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

23.3	Consent of Foley & Lardner LLP (included in Exhibit 5.2).

24.1	Powers of Attorney, included on the signature pages to CDW Corporation’s Form S-4 filed on July 15, 2011 (Reg. No. 333-175597) and on the signature pages to CDW Corporation’s Amendment No. 2 to Form S-4 filed on October 26, 2011 (Reg. No. 333-175597) and incorporated herein by reference,

25.1	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939 of U.S. Bank National Association, previously filed as Exhibit 25.1 with CDW Corporation’s Form S-4 filed on July 15, 2011 (Reg. No. 333-175597) and incorporated herein by reference.

99.1	Form of Letter of Transmittal, previously filed as Exhibit 99.1 with CDW Corporation’s Amendment No. 1 to Form S-4 filed on September 26, 2011 (Reg. No. 333-175597) and incorporated herein by reference.

99.2	Form of Tender Instructions, previously filed as Exhibit 99.2 with CDW Corporation’s Form S-4 filed on July 15, 2011 (Reg. No. 333-175597) and incorporated herein by reference.

99.3	Form of Notice of Guaranteed Delivery, previously filed as Exhibit 99.3 with CDW Corporation’s Amendment No. 1 to Form S-4 filed on September 26, 2011 (Reg. No. 333-175597) and incorporated herein by reference.

101.INS	XBRL Instance Document*

101.SCH	XBRL Taxonomy Extension Schema Document*

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document*

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document*

101.LAB	XBRL Taxonomy Extension Label Linkbase Document*

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document*

*	Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.